STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Expenses
General and administrative	$ 7,908	$ 15,831	$ 17,284
Professional fees	16,493	13,673	15,422
Net loss	$ 24,401	$ 29,504	$ 32,706
Basic and diluted loss per share	$ (0.00)	$ (0.00)	$ (0.00)
Weighted average number of common shares outstanding -basic and diluted	34,548,368	34,548,368	34,548,368